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                               GENESEE CORPORATION
                                AND SUBSIDIARIES


                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO

                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Genesee Corporation (the "Company") on Form 10-Q for the period ending August 2, 2003 as filed with the Securities and Exchange commission on the date hereof (the "Report") I, Steven M. Morse, Vice President and Chief Financial Officer (as Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ Steven M. Morse
                                      ------------------------------------------
                                      Steven M. Morse
                                      Vice President and Chief Financial Officer
                                      September 10, 2003



                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Genesee Corporation (the "Company") on Form 10-Q for the period ending August 2, 2003 as filed with the Securities and Exchange commission on the date hereof (the "Report") I, Stephen B. Ashley, President of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Stephen B. Ashley
                                        -----------------------------------
                                        Stephen B. Ashley
                                        President
                                        September 10, 2003